                                POWER OF ATTORNEY


                  The undersigned hereby appoints KATHLEEN A. BROWNE, LARRY ELLBERGER and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 1998, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                                           /s/ Ronald C. Cambre
                                                           --------------------
                                                               Ronald C. Cambre



Dated:  March 17, 1999

                                POWER OF ATTORNEY


                  The undersigned hereby appoints KATHLEEN A. BROWNE, LARRY ELLBERGER and DAVID B. SIEGEL as her true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 1998, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                                        /s/ Marye Annex Fox
                                                        -----------------------
                                                            Maryne Anne Fox




Dated: March 17, 1999

                                POWER OF ATTORNEY


                  The undersigned hereby appoints KATHLEEN A. BROWNE, LARRY ELLBERGER and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 1998, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.




                                                        /s/ John J. Murphy
                                                        -----------------------
                                                            John J. Murphy




Dated: March 17, 1999

                                POWER OF ATTORNEY


                  The undersigned, Chairman, President and Chief Executive Officer (Principal Executive Officer) and a director of W. R. GRACE & CO. ("Company"), hereby appoints LARRY ELLBERGER and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                                             /s/ Paul J. Norris
                                                             ------------------
                                                                 PAUL J. NORRIS



Dated:  March 23, 1999

                                POWER OF ATTORNEY


         The undersigned hereby appoints KATHLEEN A. BROWNE, LARRY ELLBERGER and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 1998, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                                     /s/ Thomas A. Vanderslice
                                                     -------------------------
                                                         Thomas A. Vanderslice



Dated:  March 17, 1999

                                POWER OF ATTORNEY


         The undersigned hereby appoints KATHLEEN A. BROWNE, LARRY ELLBERGER and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 1998, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                                     /s/ John F. Akers
                                                     -------------------------
                                                         John F. Akers



Dated:  March 22, 1999